UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): [October 20, 1999]

GBC Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-50265	58-2265327
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
165 Nash Street, Lawrenceville, Georgia 30045
(Address of principal executive office) (zip code)
Registrant’s telephone number, including area code: (770) 995-0000

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT LIST FOR 8-K
EX-10.1 EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
EX-10.2 LIFE INSURANCE ENDORSEMENT
EX-10.3 AMENDMENT TO THE EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN
EX-10.4 EMPLOYMENT AGREEMENT
EX-10.5 AMENDMENT TO THE EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
EX-10.6 AMENDMENT TO THE EMPLOYMENT AGREEMENT
EX-10.7 AMENDMENT TO EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
EX-10.8 EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
EX-10.9 LIFE INSURANCE ENDORSEMENT METHOD
EX-10.10 AMENDMENT TO EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
EX-10.11 EMPLOYMENT AGREEMENT
EX-10.12 EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
EX-10.13 LIFE INSURANCE ENDORSEMENT METHOD
EX-10.14 AMENDMENT TO EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN AGREEMENT
EX-10.15 EMPLOYMENT AGREEMENT
EX-10.16 AMENDMENT TO EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
EX-10.17 AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.18 AMENDMENT TO EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN AGREEMENT
EX-10.19 AMENDMENT TO THE EXECUTIVE SUPPLEMENT RETIREMENT AGREEMENT
EX-10.20 EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
EX-10.21 LIFE INSURANCE ENDORSEMENT METHOD
EX-10.22 AMENDMENT TO EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN AGREEMENT
EX-10.23 EMPLOYMENT AGREEMENT
EX-10.24 AMENDMENT TO EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
EX-10.25 AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.26 AMENDMENT TO EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
EX-10.27 EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
EX-10.28 LIFE INSURANCE ENDORSEMENT METHOD
EX-10.29 AMENDMENT TO EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN
EX-10.30 EMPLOYMENT AGREEMENT
EX-10.31 AMENDMENT TO EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
EX-10.32 AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.33 AMENDMENT TO EXECUTIVE SUPPLEMENTAL RETIREMENT AGREEMENT
EX-10.34 EMPLOYMENT AGREEMENT

Item 1.01. Entry Into a Material Definitive Agreement.
     On October 20, 1999, Gwinnett Banking Company (the “Bank”), a wholly owned banking subsidiary of GBC Bancorp, Inc., a Georgia corporation (the “Company”) entered into an Executive Supplemental Retirement Agreement with Paul C. Birkhead, the Bank’s Senior Vice President and Senior Commercial Loan Officer. The agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The agreement was amended on April 7, 2003, March 23, 2004 and June 1, 2006. These amendments are filed respectively as Exhibits 10.3, 10.5 and 10.7 to this Current Report on Form 8-K and incorporated herein by reference in their entirety.
     On October 20, 1999, the Bank also entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement with Paul C. Birkhead. The agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The agreement was amended on April 7, 2003. This amendment is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
     On January 1, 2004, the Bank also entered into a three-year employment agreement with Paul C. Birkhead. The employment agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The employment agreement was amended on December 21, 2004. The amendment is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
     On June 8, 2004, the Bank entered into an Executive Supplemental Retirement Agreement with Thomas Dorman, the Bank’s Senior Vice President and S.B.A. Lender. The agreement is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The agreement was amended on June 1, 2006. This amendment is filed as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
     On June 8, 2004, the Bank also entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement with Thomas Dorman. The agreement is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
     On August 1, 2005, the Bank entered into a twelve-month employment agreement with Dale Holmes, the Bank’s Chief Operations Officer and Senior Vice President. The employment agreement is filed as Exhibit 10.11 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
     On October 20, 1999, the Company entered into an Executive Supplemental Retirement Agreement with John T. Hopkins, the Company’s Chief Financial Officer and Executive Vice President. The agreement is filed as Exhibit 10.12 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The agreement was amended on April 7, 2003, March 23, 2004, May 5, 2005 and June 1, 2006. These amendments are filed respectively as Exhibits 10.14, 10.16, 10.18 and 10.19 to this Current Report on Form 8-K and incorporated herein by reference in their entirety.
     On October 20, 1999, the Company also entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement with John T. Hopkins. The agreement is filed as Exhibit 10.13 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The agreement was amended on April 7, 2003. This amendment is filed as Exhibit 10.14 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
     On January 1, 2004, the Company, also entered into a three-year employment agreement with John T. Hopkins. The employment agreement is filed as Exhibit 10.15 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The employment agreement was amended on December 21, 2004. The amendment is filed as Exhibit 10.15 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
     On October 20, 1999, the Company entered into an Executive Supplemental Retirement Agreement with Larry D. Key, the Company’s President, Chief Executive Officer and Chairman of the Board of Directors. The agreement is filed as Exhibit 10.20 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The agreement was amended on April 7, 2003, March 23, 2004 and June 1, 2006. These amendments are filed respectively as Exhibits 10.22, 10.24 and 10.26 to this Current Report on Form 8-K and incorporated herein by reference in their entirety.
     On October 20, 1999, the Company also entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement with Larry D. Key. The agreement is filed as Exhibit 10.21 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The agreement was amended on April 7, 2003. This amendment is filed as Exhibit 10.22 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
     On January 1, 2004, the Company, also entered into a three-year employment agreement with Larry D. Key. The employment agreement is filed as Exhibit 10.23 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The employment agreement was amended on December 21, 2004. The amendment is filed as Exhibit 10.25 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
     On October 20, 1999, the Company entered into an Executive Supplemental Retirement Agreement with Michael A. Roy, the Bank’s Executive Vice President and Chief Credit Officer. The agreement is filed as Exhibit 10.27 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The agreement was amended on April 7, 2003, March 23, 2004 and June 1, 2006. These amendments are filed respectively as Exhibits 10.29, 10.31 and 10.33 to this Current Report on Form 8-K and incorporated herein by reference in their entirety.
     On October 20, 1999, the Bank also entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement with Michael A. Roy. The agreement is filed as Exhibit 10.24 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The agreement was amended on April 7, 2003. This amendment is filed as Exhibits 10.29 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
     On January 1, 2004, the Bank, also entered into a three-year employment agreement with Michael A. Roy. The employment agreement is filed as Exhibit 10.30 to this Current Report on Form 8-K and incorporated herein by reference in its entirety. The employment agreement was amended on December 21, 2004. The amendment is filed as Exhibit 10.32 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
     On August 1, 2005, the Bank entered into a twelve-month employment agreement with Beth R. Tynan, the Bank’s Chief Financial Officer and Senior Vice President. The employment agreement is filed as Exhibit 10.34 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:

10.1	Executive Supplemental Retirement Agreement dated October 20, 1999 with Paul Birkhead.

10.2	Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 20, 1999 with Paul Birkhead.

10.3	Amendment to Executive Supplemental Retirement Plan and Life Insurance Endorsement Method Split Dollar Plan Agreement dated April 7, 2003 with Paul Birkhead.

10.4	Employment Agreement dated January 1, 2004 with Paul Birkhead.

10.5	Amendment to Executive Supplemental Retirement Agreement dated March 23, 2004 with Paul Birkhead.

10.6	Amendment to Employment Agreement dated December 21, 2004 with Paul Birkhead.

10.7	Amendment to Executive Supplemental Retirement Agreement dated June 1, 2006 with Paul Birkhead.

10.8	Executive Supplemental Retirement Agreement dated June 8, 2004 with Thomas Dorman.

10.9	Life Insurance Endorsement Method Split Dollar Plan Agreement dated June 8, 2004 with Thomas Dorman.

10.10	Amendment to Executive Supplemental Retirement Agreement dated June 1, 2006 with Thomas Dorman.

10.11	Employment Agreement dated August 1, 2005 with Dale Holmes.

10.12	Executive Supplemental Retirement Agreement dated October 20, 1999 with John Hopkins.

10.13	Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 20, 1999 with John Hopkins.

10.14	Amendment to Executive Supplemental Retirement Plan Agreement and Life Insurance Endorsement Method Split Dollar Plan Agreement dated April 7, 2003 with John Hopkins.

10.15	Employment Agreement dated January 1, 2004 with John Hopkins.

10.16	Amendment to Executive Supplemental Retirement Agreement dated March 23, 2004 with John Hopkins.

10.17	Amendment to Employment Agreement dated December 21, 2004 with John Hopkins.

10.18	Amendment to Executive Supplemental Retirement Plan Agreement dated May 5, 2005 with John Hopkins.

10.19	Amendment to Executive Supplemental Retirement Agreement dated June 1, 2006 with John Hopkins.

10.20	Executive Supplemental Retirement Agreement dated October 20, 1999 with Larry Key.

10.21	Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 20, 1999 with Larry Key.

10.22	Amendment to Executive Supplemental Retirement Plan Agreement and Life Insurance Endorsement Method Split Dollar Plan Agreement dated April 7, 2003 with Larry Key.

10.23	Employment Agreement dated January 1, 2004 with Larry Key.

10.24	Amendment to Executive Supplemental Retirement Agreement dated March 23, 2004 with Larry Key.

10.25	Amendment to Employment Agreement dated December 21, 2004 with Larry Key.

10.26	Amendment to Executive Supplemental Retirement Agreement dated June 1, 2006 with Larry Key.

10.27	Executive Supplemental Retirement Agreement dated October 20, 1999 with Michael Roy.

10.28	Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 20, 1999 with Michael Roy.

10.29	Amendment to Executive Supplemental Retirement Plan and Life Insurance Endorsement Method Split Dollar Plan Agreement dated April 7, 2003 with Michael Roy.

10.30	Employment Agreement dated January 1, 2004 with Michael Roy.

10.31	Amendment to Executive Supplemental Retirement Agreement dated March 23, 2004 with Michael Roy.

10.32	Amendment to Employment Agreement dated December 21, 2004 with Michael Roy.

10.33	Amendment to Executive Supplemental Retirement Agreement dated June 1, 2006 with Michael Roy.

10.34	Employment Agreement dated August 1, 2005 with Beth Tynan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, GBC Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBC Bancorp, Inc.

Date: June 14, 2006	By:	/s/ Larry D. Key

	Name:	Larry D. Key

	Title:	President and Chief Executive Officer

EXHIBIT LIST FOR 8-K

Exhibit No.

10.1	Executive Supplemental Retirement Agreement dated October 20, 1999 with Paul Birkhead.

10.2	Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 20, 1999 with Paul Birkhead.

10.3	Amendment to Executive Supplemental Retirement Plan and Life Insurance Endorsement Method Split Dollar Plan Agreement dated April 7, 2003 with Paul Birkhead.

10.4	Employment Agreement dated January 1, 2004 with Paul Birkhead.

10.5	Amendment to Executive Supplemental Retirement Agreement dated March 23, 2004 with Paul Birkhead.

10.6	Amendment to Employment Agreement dated December 21, 2004 with Paul Birkhead.

10.7	Amendment to Executive Supplemental Retirement Agreement dated June 1, 2006 with Paul Birkhead.

10.8	Executive Supplemental Retirement Agreement dated June 8, 2004 with Thomas Dorman.

10.9	Life Insurance Endorsement Method Split Dollar Plan Agreement dated June 8, 2004 with Thomas Dorman.

10.10	Amendment to Executive Supplemental Retirement Agreement dated June 1, 2006 with Thomas Dorman.

10.11	Employment Agreement dated August 1, 2005 with Dale Holmes.

10.12	Executive Supplemental Retirement Agreement dated October 20, 1999 with John Hopkins.

10.13	Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 20, 1999 with John Hopkins.

10.14	Amendment to Executive Supplemental Retirement Plan Agreement and Life Insurance Endorsement Method Split Dollar Plan Agreement dated April 7, 2003 with John Hopkins.

10.15	Employment Agreement dated January 1, 2004 with John Hopkins.

10.16	Amendment to Executive Supplemental Retirement Agreement dated March 23, 2004 with John Hopkins.

10.17	Amendment to Employment Agreement dated December 21, 2004 with John Hopkins.

10.18	Amendment to Executive Supplemental Retirement Plan Agreement dated May 5, 2005 with John Hopkins.

Exhibit No.

10.19	Amendment to Executive Supplemental Retirement Agreement dated June 1, 2006 with John Hopkins.

10.20	Executive Supplemental Retirement Agreement dated October 20, 1999 with Larry Key.

10.21	Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 20, 1999 with Larry Key.

10.22	Amendment to Executive Supplemental Retirement Plan Agreement and Life Insurance Endorsement Method Split Dollar Plan Agreement dated April 7, 2003 with Larry Key.

10.23	Employment Agreement dated January 1, 2004 with Larry Key.

10.24	Amendment to Executive Supplemental Retirement Agreement dated March 23, 2004 with Larry Key.

10.25	Amendment to Employment Agreement dated December 21, 2004 with Larry Key.

10.26	Amendment to Executive Supplemental Retirement Agreement dated June 1, 2006 with Larry Key.

10.27	Executive Supplemental Retirement Agreement dated October 20, 1999 with Michael Roy.

10.28	Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 20, 1999 with Michael Roy.

10.29	Amendment to Executive Supplemental Retirement Plan and Life Insurance Endorsement Method Split Dollar Plan Agreement dated April 7, 2003 with Michael Roy.

10.30	Employment Agreement dated January 1, 2004 with Michael Roy.

10.31	Amendment to Executive Supplemental Retirement Agreement dated March 23, 2004 with Michael Roy.

10.32	Amendment to Employment Agreement dated December 21, 2004 with Michael Roy.

10.33	Amendment to Executive Supplemental Retirement Agreement dated June 1, 2006 with Michael Roy.

10.34	Employment Agreement dated August 1, 2005 with Beth Tynan.